192 P-1
                        SUPPLEMENT DATED JANUARY 1, 2004
                              TO THE PROSPECTUS OF
                      FRANKLIN REAL ESTATE SECURITIES FUND
                     (FRANKLIN REAL ESTATE SECURITIES TRUST)
                             DATED SEPTEMBER 1, 2003

The prospectus is amended as follows:

I. The section "Management" is replaced with the following:

 MANAGEMENT

 Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906 is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.

 The team responsible for the Fund's management is:

 ALEX PETERS CFA, VICE PRESIDENT OF ADVISERS

 Mr. Peters has been a manager of the Fund since December 2003. He joined Franklin Templeton Investments in 1992.

 SAM KERNER, PORTFOLIO MANAGER OF ADVISERS

 Mr. Kerner has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

 The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2003, management fees, before any reduction, were 0.49% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.